CONFERENCE CALL PRESENTATION First Quarter Ended October 2, 2022 (Unaudited Results) 1 Exhibit 99.2

CAUTIONARY STATEMENTS 2 Forward-Looking Statements Certain statements included herein contain “forward-looking statements” within the meaning of federal securities laws about the financial condition and results of operations of the Company that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. An example of such forward-looking statements include, among others, guidance pertaining to our financial outlook. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “plan,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact, and they involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement. Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of global competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, including economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end uses for products; the financial condition of the Company’s customers; the loss of a significant customer or brand partner; natural disasters, industrial accidents, power or water shortages, extreme weather conditions and other disruptions at one of our facilities; the disruption of operations, global demand, or financial performance as a result of catastrophic or extraordinary events, including epidemics or pandemics such as the recent strain of coronavirus; the success of the Company’s strategic business initiatives; the volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic business initiatives; the availability of and access to credit on reasonable terms; changes in foreign currency exchange, interest and inflation rates; fluctuations in production costs; the ability to protect intellectual property; the strength and reputation of our brands; employee relations; the ability to attract, retain and motivate key employees; the impact of climate change or environmental, health and safety regulations; and the impact of tax laws, the judicial or administrative interpretations of tax laws and/or changes in such laws or interpretations. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities laws. The above and other risks and uncertainties are described in the Company’s most recent Annual Report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Non-GAAP Financial Measures Certain non-GAAP financial measures are designed to complement the financial information presented in accordance with GAAP. These non-GAAP financial measures include Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Adjusted Working Capital and Net Debt (collectively, the “non-GAAP financial measures”). The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. The Company may, from time to time, modify the amounts used to determine its non-GAAP financial measures. We believe that these non-GAAP financial measures better reflect the Company’s underlying operations and performance and that their use, as operating performance measures, provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets, among otherwise comparable companies. In evaluating non-GAAP financial measures, investors should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of non-GAAP financial measures should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. Each of our non-GAAP financial measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results or liquidity measures as reported under GAAP. Some of these limitations are (i) it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; (ii) it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; (iii) it does not reflect changes in, or cash requirements for, our working capital needs; (iv) it does not reflect the cash requirements necessary to make payments on our debt; (v) it does not reflect our future requirements for capital expenditures or contractual commitments; (vi) it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and (vii) other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, these non-GAAP financial measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information.

Q1 FISCAL 2023 OVERVIEW 3 (compared to Q1 Fiscal 2022) Brand and retailer destocking and demand disruption leads to performance shortfall for Americas and Asia Segments Disruptions to Americas and Asia Segments projected to be temporary, and volumes expected to recover in calendar 2023 Material costs trend favorably in the quarter, but benefits are muted by lower industry demand Price adjustments were completed in July and August 2022, and pricing is healthy against recent oil cost spikes Asia operations remain agile and opportunistic amid demand disruption, maintaining strong margin profile Impacts from U.S. brand and retailer order declines expected to be temporary Momentum continues for new products, customer adoptions and co-branding: REPREVE® Fiber products comprised 27% ($49.2M) of net sales, vs. 37% ($71.9M) for the first quarter of fiscal 2022 23.5 million REPREVE® hangtags sent to brand customers during the first quarter of fiscal 2023 Revenue $179.5M vs. $196.0M Diluted EPS ($0.44) vs. $0.46 Adj. EBITDA(1) $2.3M vs. $19.8M REPREVE Fiber % of Sales 27% vs. 37% (1) Adjusted EBITDA is a non-GAAP measure described on Slide 2 and reconciled within the Earnings Release dated November 3, 2022. REPREVE Fiber represents UNIFI’s collection of fiber products on its recycled platform, with or without added technologies.

REPREVE FIBER SALES 4 REPREVE Fiber represents UNIFI’s collection of fiber products on its recycled platform, with or without added technologies. as a % of Net Sales and Millions of $s FY 2021 FY 2022 FY 2023 $51.6 $62.5 $61.7 $70.0 $71.9 $81.5 $71.9 $67.7 $49.2 $163 $180 $186 $246 $293 % of Net Sales % of Net Sales Fiscal Year

REPREVE® Q1 FISCAL 2023 HIGHLIGHTS 5

NET SALES OVERVIEW 6 1 Approximates the impact of foreign currency translation. Note: Q1 FY22 ended on September 26, 2021 and Q1 FY23 ended on October 2, 2022 and each contained 13 weeks. Year-Over-Year, $s in Millions ↓2.9% ↓8.4% ↓35.8% ↑15.2%

GROSS PROFIT OVERVIEW 7 Note: Q1 FY22 ended on September 26, 2021 and Q1 FY23 ended on October 2, 2022 and each contained 13 weeks. Year-Over-Year, $s in Millions

BALANCE SHEET HIGHLIGHTS 8 Capital allocation strategy remains balanced across: Debt Principal Cash Net Debt $s in Millions FYs 2021, 2022 and 2023: New texturing equipment FYs 2021, 2022 and 2023: Balance sheet diligence FY 2022: 615,500 shares repurchased for $9.2 FY 2021: Two bolt-on transactions completed

AMENDED CREDIT FACILITY $s in Millions 1 – The Prior Facility refers to the Amended and Restated Credit Agreement (together with subsequent amendments) entered into on March 26, 2015 and in effect as of October 2, 2022. 2 – The New Facility refers to the Second Amended and Restated Credit Agreement entered into on October 28, 2022. SLLP – Sustainability-Linked Loan Provisions 9

Q2 FISCAL 2023 FINANCIAL OUTLOOK 10 Building Momentum For Long-Term Growth and For The Good of Tomorrow $s in Millions